UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

Station Casinos LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54193	27-3312261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Red Rock Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37754	47-5081182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada 89135

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 495-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

Amendment to the Landco Credit Agreement

On March 3, 2017, CV Propco, LLC (“CV Propco”), a subsidiary of Station Casinos LLC (the “Company”), entered into a Second Loan Modification Agreement and Consent (the “Second Modification”) with respect to the Amended and Restated Credit Agreement dated as of June 16, 2011 (the “Landco Credit Agreement”), by and among CV Propco, NP Tropicana LLC, a subsidiary of the Company and a Nevada limited liability company (“NP Tropicana”), NP Landco Holdco LLC, the Company, as guarantor, and the lenders party thereto. Pursuant to the Second Modification (i) CV Propco paid Deutsche Bank AG Cayman Islands Branch (“Deutsche Bank”) $61,750,000 plus accrued and unpaid interest then due to Deutsche Bank under the Landco Credit Agreement in full settlement of all obligations (including outstanding principal in the amount of $72,623,319) owed by CV Propco to Deutsche Bank under the Landco Credit Agreement and (ii) the outstanding warrants to purchase 60% of the interests of CV Propco and NP Tropicana LLC issued to German American Capital Corporation (an affiliate of Deutsche Bank) and JPMorgan Chase Bank, N.A. were cancelled. Following the consummation of the transactions contemplated pursuant to the Second Modification, the aggregate principal amount of indebtedness owed by CP Propco under the Landco Credit Agreement is $43,228,422.

The foregoing summary of the Second Modification is not intended to be complete and is qualified in its entirety by reference to the full text of the Second Modification, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Second Loan Modification Agreement and Consent dated as of March 3, 2017, by and among CV Propco, LLC, NP Tropicana LLC, NP Landco Holdco LLC, the lenders from time to time party thereto, Deutsche Bank AG Cayman Islands Branch, as administrative agent, and JPMorgan Chase Bank, as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017

Station Casinos LLC		Red Rock Resorts, Inc.

By:	/s/ Marc J. Falcone	By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone	Name:	Marc J. Falcone
Title:	Executive Vice President, Chief Financial Officer and Treasurer	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Loan Modification Agreement and Consent dated as of March 3, 2017, by and among CV Propco, LLC, NP Tropicana LLC, NP Landco Holdco LLC, the lenders from time to time party thereto, Deutsche Bank AG Cayman Islands Branch, as administrative agent, and JPMorgan Chase Bank, as syndication agent.

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